February 2003

Report to Fellow Shareholders:

Investing in the year 2002 was not much fun to say the least. The third consecutive down year inflicted more broad-based losses than the prior two. No sector provided shelter. All ten sectors in the S&P 500 ("S&P") declined, it was only a matter of magnitude. Similar to the previous two years, above average volatility continued. Below are selected total returns for the period ended December 31, 2002.

                                                                                                        Total Return *

	6 Month	1 Year
Nicholas Liberty Fund……………...	(0.76)%	(21.82)%
Standard & Poor’s 500 Index………	(10.29)%	(22.09)%
Vanguard 500 Index Fund………….	(10.27)%	(22.15)%

The Nicholas Liberty Fund edged out a small victory over the S&P for the year 2002. By outperforming in the second half of the year by over 900 basis points, we recouped the deficit caused earlier in the year from our losses in the telecommunications sector. Significant positive returns in both financials and industrials as well as strong relative performance in healthcare and technology helped us bridge the gap. While we beat our benchmark for the year, we still are disappointed in the performance given the negative returns. We are hopeful, however, that the more recent returns in excess of the benchmark will continue.

Looking at 2003, the markets are better positioned than they were at the start of 2002. Price/earnings multiples have contracted significantly and are now only modestly above historic levels. We also have seen a stabilization in earnings with hints of a modest recovery in several sectors. While this probably only sets the broad market up for single digit to low double digit returns over the long run, there are now many individual stocks with good growth prospects and reasonable multiples.

We have two sectors that we are particularly fond of. First, the healthcare sector is full of companies with reasonable growth prospects that are not dependant on the economy or an economic recovery for their growth. In 2002, many of our holdings in this sector continued their record of consistency and grew earnings in the 15 to 20% range with little if any price appreciation in their shares. With these stocks trading at 12 to 15 times forward earnings, these companies now have both fundamentals and valuation working in their favor. Some of our favorites include Renal Care Group, Universal Health Services, and Cardinal Health.

We continue to remain optimistic with regard to our media holdings. We mentioned in our previous letter that increasing our exposure to this out-of-favor sector hurt our short-term performance in the middle of 2002, but that increased exposure was one of the driving forces behind our outperformance in the second half of that year. We continue our bullish stance on our media holdings. In an increasingly commoditized, globally competitive economy, branding is becoming more significant in order to differentiate products. Companies initially pared back on advertising to cut costs as the economy slowed. Many of these companies quickly realized their brands suffered from lack of advertising exposure and have begun to return to the market. We continue to like Liberty Media and Clear Channel Communications which benefit as advertising expenditures recover.

We are probably most excited about the "special situation" stocks we have been able to find lately. This is really at the heart of what the Liberty Fund is all about: to find those unique stocks that are probably not in any index or widely followed but can make a significant contribution to the Fund. In fact, our best returning stock last year, Correctional Properties Trust, would fit into this category. This micro-cap stock which owns and leases prisons to state agencies and private businesses was up over 30% in 2002. A few additional holdings we would place in this category would be Asia Satellite and Plantronics.

Overall, we are much more optimistic about 2003 and beyond. The broad-based decline in stocks has given us the opportunity to find more attractive investment opportunities than we have in the recent past. This gives us increasing confidence our stock selection will lead to outperformance of the broad-based indices.

Thank you for your trust through these trying times. With patience, we hope all will be rewarded in the long run.

Sincerely,

Mark J. Giese

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost. The Fund’s average annual total return for the life of the fund, November 30, 2001 through December 31, 2002, was (20.37)%.

Financial Highlights

(For a share outstanding throughout each period
Year Ended December 31
	2002	2001(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$ 9.99	$10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment loss
	(.06)	.00(2)
Net loss on securities (realized and unrealized)
	(2.12)	(.01)
Total from investment operations
	(2.18)	(.01)
LESS DISTRIBUTIONS

From net investment income
	--	--
From net realized gain
	--	--
Total distributions
	--	--
NET ASSET VALUE, END OF PERIOD	$ 7.81	$ 9.99

TOTAL RETURN	(21.82)%	(.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3.2	$3.7
Ratio of expenses to average net assets(3)	1.68%	1.70%
Ratio of net investment loss to average net assets(3)	(.75)%	(.71)%
Portfolio turnover rate	137.92%	25.08%

The Fund commenced operations on November 30, 2001.

The amount rounds to $(0.00). The actual amount is $(0.004).

Net of reimbursements by adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 2.38% and 4.33% for the year ended December 31, 2002 and the period November 30, 2001 to December 31, 2001, respectively. Also, the respective ratio of net investment loss to average net assets would have been (1.45)% and (3.34)%.

The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings

December 31, 2002 (unaudited)

Name	Percentages of Net Assets
Renal Care Group, Inc.	10.88%
Liberty Media Corporation - Class A	8.00%
Priority Healthcare Corporation - Class B	6.24%
Universal Health Services, Inc. - Class B	4.65%
Correctional Properties Trust	4.54%
iShares Russell 2000 Index Fund	4.50%
Shire Pharmaceuticals Group PLC	3.90%
EchoStar Communications Corporation - Class A	3.62%
King Pharmaceuticals, Inc.	3.33%
DaVita, Inc.	3.29%
Total of top ten	52.95%

Schedule of Investments

December 31, 2002

Shares or Principal Amount		Quoted Market Value
COMMON STOCKS – 87.93%
	Consumer Discretionary–Media – 14.77%
2,700	Clear Channel Communications, Inc. *	100,683
5,200	EchoStar Communications Corporation – Class A *	115,752
28,633	Liberty Media Corporation – Class A *	255,979
		472,414
	Consumer Discretionary–Retailing – 3.15%
4,400	USA Interactive *	100,848

	Financials–Insurance – 12.43%
3,000	AmerUs Group Co.	84,810
1,600	MGIC Investment Corporation	66,080
1,400	Nationwide Financial Services, Inc.	40,110
1,000	PartnerRe Ltd.	51,820
2,600	Platinum Underwriters Holdings, Ltd. *	68,510
5,900	Travelers Property Casualty Corp. – Class A *	86,435
		397,765

	Financials–Real Estate – 4.55%
6,700	Correctional Properties Trust	145,390

	Health Care–Pharmaceuticals & Biotechnology – 7.23%
6,200	King Pharmaceuticals, Inc. *	106,578
6,600	Shire Pharmaceuticals Group PLC *	124,674
		231,252

	Health Care–Services – 27.26%
700	Cardinal Health, Inc.	41,433
4,267	DaVita, Inc. *	105,267
8,600	Priority Healthcare Corporation – Class B *	199,520
3,000	Province Heathcare Company *	29,190
11,000	Renal Care Group, Inc. *	348,040
3,300	Universal Health Services, Inc. – Class B *	148,830
		872,280

	Industrials–Capital Goods – 1.81%
6,595	Surebeam Corporation – Class A *	26,644
2,800	Vishay Intertechnology, Inc. *	31,304
		57,948

	Industrials–Commercial Services & Supplies – 2.10%
1,900	Concord EFS, Inc. *	29,906
1,100	Fiserv, Inc. *	37,345
		67,251

	Information Technology–Hardware & Equipment – 2.93%
6,200	Plantronics, Inc. *	93,806

	Information Technology–Software & Services – 5.22%
5,200	Asia Satellite Telecommunications Holdings Limited	59,228
1,700	Check Point Software Technologies Ltd. *	22,049
5,900	TESSCO Technologies Incorporated *	54,575

Schedule of Investments (Continued)

December 31, 2002

Shares or Principal Amount		Quoted Market Value

COMMON STOCKS – 87.93% (Continued)

3,000	Titan Corporation (The) *	31,200
		167,052

	Exchange Traded Funds – 6.48%
2,600	Nasdaq 100 Shares *	63,362
1,900	iShares Russell 2000 Index Fund	144,039
		207,401

TOTAL COMMON STOCKS
	(cost $2,928,133)	$2,813,407

SHORT-TERM INVESTMENTS –13.92%
	Commercial Paper – 10.15%
$100,000	DaimlerChrysler North America 01/06/03, 1.94%	99,978
125,000	General Motors Acceptance Corporation 01/06/03, 1.90%	124,974
100,000	Sears Roebuck Acceptance Corporation 01/08/03, 1.50%	99,975
		324,927

	Variable Rate Demand Note – 3.77%
120,521	U.S. Bank N.A. 01/02/03, 1.17%	120,521

	TOTAL SHORT-TERM INVESTMENTS (cost $445,448)	445,448

	TOTAL INVESTMENTS (cost $3,373,581) – 101.85%	3,258,855

	LIABILITIES, NET OF OTHER ASSETS – (1.85)%	(59,211)

	TOTAL NET ASSETS (Basis of percentages disclosed above) – 100%	$3,199,644

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2002

ASSETS
Investments in securities at market value

(cost $3,373,581)
$3,258,855
Receivables

Dividends and interest
3,173
Total assets
3,262,028

LIABILITIES
Payables Investment securities purchased
28,250
Management fee
24,685
Other payables and accrued expenses
9,449
Total liabilities
62,384
Total net assets
$3,199,644

NET ASSETS CONSIST OF:
Paid in capital	$4,011,339
Net unrealized depreciation on investments	(114,726)
Accumulated net realized loss on investments	(696,969)
$3,199,644
NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares
authorized) offering price and redemption price ($3,199,644 / 409,802 shares outstanding)	$7.81

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the Year Ended December 31, 2002

INCOME
Interest
$ 15,291
Dividends
14,376
Total income
29,667

EXPENSES
Management fee
47,166
Legal fees
15,330
Audit and tax fees
7,000
Directors fees
2,400
Other operating expenses
4,122
Total expenses before reimbursement
76,018
Reimbursement of expenses by adviser (Note 2)
22,481
Total expenses after reimbursement
53,537
Net investment loss
(23,870)

NET REALIZED LOSS ON INVESTMENTS	(581,215)

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	(226,726)

Net realized and unrealized loss on investments
(807,941)

Net decrease in net assets resulting from operations
$(831,811)

The accompanying notes to financial statements are an integral part of this statement.

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

	2002	2001
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss
	$ (23,870)	$ (2,078)
Net realized loss on investments
	(581,215)	(115,754)
Net change in unrealized appreciation on investments
	(226,726)	112,000
Net decrease in net assets resulting from operations
	(831,811)	(5,832)

DISTRIBUTIONS TO SHAREHOLDERS

Distribution from net investment income
	--	--
Distribution from net realized gain on investments
	--	--
Total distributions
	--	--

CAPITAL SHARE TRANSACTIONS

Proceeds from shares issued (168,094 and 362,120 shares, respectively)
	1,353,914	3,622,513
Cost of shares redeemed (130,412 and 0 shares, respectively)
	(1,039,140)	--
Net increase in net assets derived from capital share transactions
	314,774	3,622,513

Total increase (decrease) in net assets
	(517,037)	3,616,681

NET ASSETS

Beginning of period
	3,716,681	100,000
End of period
	$3,199,644	$3,716,681

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

December 31, 2002

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

As of December 31, 2002 the Fund has a capital loss carryforward of approximately $689,000 which expires in 2010. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

For the year ended December 31, 2002, the Fund realized post-October losses of $2,380, which for tax purposes, will be deferred and recognized in the following year.

For the year ended December 31, 2002, the Fund had a tax deferral of wash loss sales of $5,826.

Distributions of net investment income are generally declared and paid annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. Accordingly, at December 31, 2002, reclassifications were recorded to increase accumulated undistributed net investment income and decrease paid in capital by $23,870.

For the year ended December 31, 2002, there were no dividends paid from ordinary income; therefore, corporate shareholders are not able to take the dividends received deduction.

As of December 31, 2002, investment cost for federal tax purposes was $3,379,407 and the tax basis components of net assets were as follows:

Unrealized appreciation	$ 190,279
Unrealized depreciation	(310,831)
Net unrealized depreciation	(120,552)
Undistributed ordinary income	--
Accumulated realized capital loss	(691,143)
Paid in capital	4,011,339
Net assets	$3,199,644

The differences, if any, between book-basis and tax basis unrealized appreciation (depreciation) and accumulated realized capital loss, is attributable primarily to the tax deferral of losses from wash sales.

Notes to Financial Statements (Continued)

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on a base annualized fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the base management fee will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of average net assets. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $22,481 of management fees during the year ended December 31, 2002. Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel. No amounts were paid by the Fund for clerical and administrative services during the year ended December 31, 2002.

(3) Investment Transactions --

For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $4,695,185 and $3,377,360 respectively.

Historical Record (unaudited)

	Net Asset Value Per Share	Net Investment Income Distributions Per Share	Capital Gain Distributions Per Share	Dollar Weighted Price/Earnings Ratio **	Growth of an Initial $10,000 Investment
November 30, 2001 *	$10.00	$--	$--	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,818

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Independent Auditors’ Report

To the Shareholders and Board of Directors of

Nicholas Liberty Fund:

We have audited the accompanying statement of assets and liabilities of Nicholas Liberty Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund’s financial statements and financial highlights for periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those statements and financial highlights in their report dated January 16, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Liberty Fund as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 3, 2003

Directors and Officers of the Fund (unaudited)

The following table sets forth the pertinent information about the Fund's directors and officers as of January 31, 2002:

Name, Age and Address	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 41 (1) 700 North Water Street Milwaukee, WI 53202	President and Director	(2), 1 year	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund. He has been Portfolio Manager of Nicholas II, Inc. and Nicholas Limited Edition, Inc. and has been Co-Portfolio Manager of Nicholas Fund, Inc.; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively.	1	None
DISINTERESTED DIRECTORS
Timothy P. Reiland, 46 2319 East Newton Avenue Shorewood, WI 53211	Director	(2), 1 year	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc. October 2001 to Present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland & McDevitt Inc. He is a Chartered Financial Analyst.	4	None
Jay H. Robertson, 51 8986 Wildlife Loop Sarasota, FL 34238	Director	(2), 1 year	Private Investor. Former Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm.	4	None
OFFICERS
Jeffrey T. May, 46 700 North Water Street Milwaukee, WI 53202	Senior Vice President, Secretary and Treasurer	Annual, 1 year	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund.	N/A	N/A
Mark J. Giese, 32 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Portfolio Manager	Annual, 1 year	Vice President, Nicholas Company, Inc., the Adviser to the Fund.	N/A	N/A

Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the
1940 Act, and is the only director who has a direct or indirect interest in the Adviser.
(2)    Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request, by calling 800-227-5987 (toll-free) or 414-272-6133.

Nicholas Liberty Fund Privacy Policy

Nicholas Liberty Fund respects each shareholders’ right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

With a party representing you, with your consent, such as your broker or lawyer.

When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Change of Independent Auditors

On July 19, 2002, Arthur Andersen LLP ("Andersen") was terminated as independent accountants for the Fund. Andersen’s report for the Fund’s financial statements for the periods ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Andersen during the Fund’s most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds Board of Directors appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002

NICHOLAS LIBERTY FUND

Annual Report

December 31, 2002

Directors and Officers

DAVID O. NICHOLAS
President and Director

TIMOTHY P. REILAND
Director

JAY H. ROBERTSON
Director

JEFFREY T. MAY
Senior Vice President, Secretary and Treasurer

MARK J. GIESE
Senior Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
700 North Water Street
Milwaukee, Wisconsin
www.nicholasfunds.com
414-272-6133 or 800-227-5987

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S BANK N.A.
Cincinnati, Ohio

Auditors
DELOITTE & TOUCHE LLP
Chicago, Illinois

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.